Commitments and contingencies	6 Months Ended
Jun. 30, 2022
Commitments and contingencies
Commitments and contingencies

14. Commitments and contingencies

Contractual commitments

As of June 30, 2022, the Partnership has no material commitments for capital expenditures. However, during the fourth quarter of 2021, the Höegh Gallant was modified and prepared for performance under the NFE Charter, and incurred expenditures of $4.9 million during the fourth quarter of 2021, of which $3.5 million was recorded as operating expenses and $1.4 million was capitalized under Vessel, net of accumulated depreciation on the consolidated balance sheet. Pursuant to the Suspension and Make-Whole-Agreements, the Partnership received at the end of February 2022 indemnification payments for 50% of the amount of expenditures incurred in the fourth quarter of 2021. The indemnification has been recorded as contributions to equity. Additional expenditures for the Höegh Gallant of $1.1 million have been incurred during first and second quarters of 2022 all of which has been expensed and recorded as operating expenses as of June 30, 2022. Pursuant to the Suspension and Make-Whole-Agreements, the Partnership expects to receive indemnification payments for 50% of the amount of expenditures incurred in the first and second quarters of 2022 during the second half of 2022. The indemnifications will be recorded as contributions to equity. No off-hire occurred during the fourth quarter of 2021 and no off-hire occurred during the first and second quarters of 2022.

As of June 30, 2022, SRV Joint Gas Ltd, the owner of the Neptune, has started to prepare for the scheduled drydock on the Neptune, which is expected to be completed during third quarter of 2022. Pursuant to the contract with the charterer the joint venture will be 100% reimbursed for the cost related to the drydock, except for certain modification costs that will be covered by SRV Joint Gas Ltd. SRV Joint Gas Ltd has received approximately $2.4 million from its owners to finance expenditures which are not reimbursable by the charterer, of which the Partnership has paid approximately $1.2 million.

As of June 30, 2022, there were no material contractual purchase commitments.

Claims and Contingencies

Joint ventures boil-off settlement

Under the Neptune and the Cape Ann time charters, the joint ventures undertake to ensure that the vessel always meets specified performance standards during the term of the time charters. The performance standards include the vessel not exceeding a maximum average daily boil-off of LNG, subject to certain contractual exclusions, as specified in the time charter. Pursuant to the charters, the hire rate is subject to deduction by the charterer of, among other things, sums due in respect of the joint ventures’ failure to satisfy the specified performance standards during the period.

Höegh LNG and the other major owner guarantee the performance and payment obligations of the joint ventures under the time charters.

On March 12, 2021, the Partnership was indemnified by Höegh LNG for its share of the joint ventures performance claims for the year ended December 31, 2020 by a reduction of $0.3 million on its outstanding balance on the $85 million revolving credit facility from Höegh LNG. On January 3, 2022, the Partnership was indemnified by Höegh LNG for its share of the joint ventures’ performance claims related to 2021, by a reduction of $0.4 million on its outstanding balance on the $85 million revolving credit facility. No indemnification claims have been received by the Partnership subsequent to January 3, 2022.

Indonesian corporate income tax

Based upon the Partnership’s experience in Indonesia, tax regulations, guidance and interpretation in Indonesia may not always be clear and may be subject to alternative interpretations or changes in interpretations over time. The Partnership’s Indonesian subsidiary is subject to examination by the Indonesian tax authorities for corporate income tax for up to five years following the completion of a fiscal year. On January 22, 2021, the Partnership’s Indonesian subsidiary received a letter from the Indonesian tax authorities that there will be an examination by the Indonesian tax authorities for the tax return from 2019 during 2021. As of June 30, 2022, the open years for examination by the Indonesian tax authorities are 2017, 2018, 2020 and 2021. Additionally, in April 2022 the Partneship’s Indonesian subsidiary received a letter from the Indonesian tax authorities raising certain questions and requiring certain additional information about the tax return for 2018. The examinations may lead to ordinary course adjustments or proposed adjustments to the subsidiary’s taxes with respect to years under examination. Future examinations may or may not result in changes to the Partnership’s provisions on tax filings for the open tax years that remain subject to a potential tax audit in Indonesia. The as-filed tax position for the open tax years was to take a tax deduction for the interest expense on the internal promissory note. For 2019, see Indonesian 2019 tax audit below. For this tax position, the Partnership concluded that it does not have the level of evidence necessary to support a conclusion that the tax position is more-likely-than-not of being sustained. Accordingly, unrecognized tax benefits for uncertain tax positions increased during 2021 and during 2022. As of June 30, 2022 and December 31, 2021, the unrecognized tax benefits for uncertain tax positions were $10.1 million and $9.0 million, respectively.

Indonesian 2019 tax audit

In June 2021, the tax audit for the Partnership’s Indonesian subsidiary’s, the owner of the PGN FSRU Lampung, 2019 tax return was completed. The main finding was that the internal promissory note for tax purposes was characterized as equity instead of debt such that 100% of the accrued interest was disallowed for tax deduction. The Indonesian subsidiary filed an Objection Request with the Central Jakarta Regional Tax Office on September 24, 2021. The Partnership and its Indonesian subsidiary disagree with the conclusion. However, the Partnership and its Indonesian subsidiary may not be successful in the appeal and have expensed and paid the additional tax for 2019 including penalties of a total of $2.7 million as of December 31, 2021. Additionally, and as described above and under Indonesian corporate income tax, the Indonesian subsidiary recorded an increase in the tax provision, or liability, of $9.5 million during 2021 for the potential future obligation to the tax authorities for a disallowed interest deduction compared with its position for open years. During 2021, the Indonesian subsidiary recorded a decrease in the tax provision of $3.2 million for the expiration of the statute of limitations for 2016.

Indonesian property tax

The Partnership’s Indonesian subsidiary was assessed for Land and Building tax (“property tax”) and penalties of $3.0 million by the Indonesian authorities for the period from 2015 through 2019. The assessment was due to the issuance of the Indonesian Minister of Finance’s Decree No. 186/PMK.03/2019 (“PMK 186/2019”) which defines FSRUs as a “Building” subject to the tax. The Partnership’s Indonesian subsidiary has appealed the assessment. The appeal process could take a number of years to conclude. There can be no assurance of the result of the appeal or whether the Indonesian subsidiary will prevail. As a result, the property tax and penalties were expensed as a component of vessel operating expenses for the year ended December 31, 2019. Until the appeal is concluded, the Indonesian subsidiary will be required to pay an annual property tax of approximately $0.5 million.

Colombian Municipal Industry and Commerce Tax

On April 1, 2022, the Partnership’s Colombian subsidiary received a notification from the Tax Administration of Cartagena assessing a penalty of approximately $1.8 million for failure to file the 2016 to 2018 Municipal Industry and Commerce Tax (“ICT”) returns. ICT is imposed on gross receipts on customer invoices and is similar to a sales tax. The municipal tax authorities have alleged that the customer invoices are for industrial activities performed within the municipal jurisdiction. However, all of the Colombian subsidiary’s activities take place offshore which is outside of the Municipality’s borders. According to Colombian law, municipalities do not have jurisdiction over maritime waters or low-tide areas. Management intends to deny the allegations and file an appeal to vigorously defend the Colombian subsidiary’s position. Accruals for loss contingencies are recorded when it is probable that a liability has been incurred and the amount of loss can be reasonably estimated. Management, with advice of its outside legal advisors, has assessed the status of this matter and has concluded that an adverse judgment after concluding an appeals process is not probable. As a result, no provision has been made in the consolidated financial statements. Management estimates the range of possible loss for 2016-2021, including accrued interest, to be approximately $1.3 million to $2.9 million as of December 31, 2021, plus additional accrued interest thereon until final disposition of the ICT allegation. In May 2022, the Partnership and its Colombian subsidiary filed a response to the Tax Administration of Cartagena disputing the claim. This was confirmed registered on May 27, 2022, by the Tax Administration of Cartagena.

PGN FSRU Lampung Arbitration

As previously reported, by letter dated July 13, 2021, the charterer under the lease and maintenance agreement for the PGN FSRU Lampung (“LOM”) raised certain issues with PT Hoegh LNG Lampung in relation to the operations of the PGN FSRU Lampung and the LOM and by further letter dated July 27, 2021, stated that it would commence arbitration against PT Hoegh LNG Lampung. On August 2, 2021, the charter served a notice of arbitration (“NOA”) to declare the LOM null and void, and/or to terminate the LOM, and/or seek damages. On June 13, 2022, the charterer filed a statement of claim with a request for a primary relief and three alternative reliefs. The charterer’s claim of restitution if the LOM is declared null and void is $416 million, increasing to $472 million by June 2023 plus interest and costs.

PT Hoegh LNG Lampung has previously served a reply refuting the claims as baseless and without legal merit and has also served a counterclaim against the charterer for multiple breaches of the LOM and a claim against the parent company of the charterer for the fulfilment of the charterer’s obligations under the LOM as stated in a guarantee provided by the parent company, with a claim for damages. On June 13, 2022, PT Hoegh LNG Lampung filed its statement of claim.

PT Hoegh LNG Lampung will take all necessary steps and will vigorously contest the charterer’s claims in the legal process.

No assurance can be given at this time as to the outcome of the dispute with the charterer of the PGN FSRU Lampung. Notwithstanding the NOA, both parties have continued to perform their respective obligations under the LOM.

The Securities Class Actions

On October 27, 2021, a federal securities class action lawsuit was filed against the Partnership and certain of its current and former officers in the United States District Court for the District of New Jersey. The name of the case is In re Höegh LNG Partners LP Securities Litigation, Case No. 2:21-cv-19374-KM-JBC. The complaint alleges that the Partnership made materially false and misleading statements about its business and operations, and seeks unspecified damages, attorneys' fees and any other relief the court deems proper. On March 11, 2022, the Court appointed lead plaintiffs and lead counsel for the class, and the Court has issued a schedule for the filing of a consolidated amended complaint and briefing on defendants' anticipated motion to dismiss. On May 16, 2022, the court-appointed lead plaintiffs filed a notice of voluntary dismissal, and the Court ordered the dismissal on May 17, 2022. The Partnership believes the allegations in this suit were without merit. As a result of the uncertainty regarding the outcome of these matters, no provision has been made in the Unaudited Condensed Interim Consolidated Financial Statements.